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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

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                  Date of Earliest Event Reported: July 2, 1996


                         NATIONAL PROPANE PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)




          Delaware                     1-11867              42-1453040
(State or other jurisdiction of (Commission File No.)    (I.R.S. Employer
incorporation or organization)                          Identification No.)



                   Suite 1700, IES Tower 200 1st Street, S.E.
                                  P.O. Box 2067
                          Cedar Rapids, Iowa 52401-2067
               (Address of principal executive offices) (Zip Code)


                                 (319) 365-1550
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

      On July 2, 1996, the initial public offering of 6,190,476 common units representing limited partner interests in National Propane Partners, L.P. (the "Partnership") was consummated. In addition, the private placement of $125 million aggregate principal amount of First Mortgage Notes due June 30, 2010 issued by National Propane Corporation and assumed by National Propane, L.P., a subsidiary partnership of the Partnership, was consummated. On July 22, 1996, the Partnership issued an additional 111,074 Common Units in connection with the exercise, in part, of the underwriters' over-allotment option. For additional information regarding the public offering, see the Partnership's Registration Statement on Form S-1 (No. 333-2768).


Item 7.  Financial Statements and Exhibits

        (a) Financial statements of businesses acquired.
              Not applicable.

        (b) Pro forma financial information.
              Not applicable.

        (c) Exhibits.

            1.1 Purchase Agreement, dated June 26, 1996, among National Propane Partners, L.P. and the several Underwriters named therein.

            3.1 Amended and Restated Agreement of Limited Partnership of National Propane Partners, L.P. dated as of July 2, 1996.

            3.2 Amended and Restated Agreement of Limited Partnership of National Propane, L.P. dated as of July 2, 1996.

            10.1 Credit Agreement, dated as of June 26, 1996, among National Propane, L.P., The First National Bank of Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender, and BA Securities, Inc., as syndication agent.

            10.2 Note Purchase Agreement, dated as of June 26, 1996, among National Propane, L.P. and each of the Purchasers listed in Schedule A thereto relating to $125 million aggregate principal amount of 8.54% First Mortgage Notes due June 30, 2010.


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            10.3  Conveyance, Contribution and Assumption Agreement, dated as of
                  July 2, 1996, by and among National Propane, L.P., National Propane Partners, L.P., National Propane Corporation and National Propane SGP, Inc.

            10.4 Contribution and Assumption Agreement, dated as of July 2, 1996, by and among National Propane, L.P., National Propane Corporation, National Propane SGP, Inc. and National Sales & Service, Inc.

            10.5 Note, in the principal amount of $40.7 million, issued by Triarc Companies, Inc. to National Propane, L.P.

            10.6  National Propane 1996 Unit Option Plan


            10.7 Amendment to Employment Agreement of Ronald D. Paliughi, dated as of June 10, 1996.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NATIONAL PROPANE PARTNERS, L.P.

                              By:   NATIONAL PROPANE CORPORATION,
                                    AS MANAGING GENERAL PARTNER


                              By:     /s/ RONALD R. ROMINIECKI
                                   _______________________________________
                                   Name:  Ronald R. Rominiecki
                                   Title:    Senior Vice President and
                                             Chief Financial Officer

Date: August 14, 1996

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                            STATEMENT OF DIFFERENCES
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              The section mark symbol shall be expressed as.... ss.

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